AUDIOVOX CORPORATION






                                  Exhibit 99.1
                                        1
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                                Company Overview




o    Established leader in mobile and consumer electronics

o Strong distribution and supply channels include major retailers, mass merchants, distributors and OEMs.

o Diversified relationships with leading Asian/Pacific manufacturers, which provides outsourcing competitive advantage

o    Strong brand name recognition

                                  Exhibit 99.1
                                        2

                                Company Structure



                              AUDIOVOX CORPORATION
                                  NASDAQ: VOXX
                          9 Months FY04 Revenue: $133 M
                          9 Months FY03 Revenue: $135M




Administrative & Finance Group                     Audiovox Electronics Corp.
       Services Rendered                         Mobile and Consumer Electronics
                                                      Sound and Accessories








Services Provided:

1. IT
2. Treasury 3. Tax
4. Human Resource
5. Compliance / SOX404                        Nine months ended August 31, 2004
6. General Accounting                                      (UNAUDITED) (000)

                                  Exhibit 99.1
                                        3

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


                  Fiscal Third Quarter 2004 Results (unaudited)
                Results From Continuing Operations (in thousands)


                                      Three Months Ended                     Three Months Ended
                                       August 31, 2003                       August 31, 2004
                             -----------------------------------   ------------------------------------

Net Sales                       AEC          Adm.        Total         AEC          Adm.        Total
                             ---------    ---------    ---------    ---------    ---------    ---------

-Mobile  electronics         $  78,292         --         78,292    $  66,244         --         66,244
-Consumer electronics           40,374         --         40,374       32,927         --         32,927
-Sound                          16,573         --         16,573       33,794         --         33,794
                             ---------    ---------    ---------    ---------    ---------    ---------
Total Net Sales                135,239         --        135,239      132,965         --        132,965

Gross profit                    22,723         --         22,723       23,218         --         23,218
Total operating expenses        14,160        3,885       18,045       17,613        4,616       22,229
Operating income (loss)          8,563       (3,885)       4,678        5,605       (4,616)         989
Other income (expense)          (3,448)       1,053       (2,395)      (1,884)         932         (952)
Net income from cont.  ops       5,115       (2,832)       2,283        3,721       (3,684)          37
EPS from continuing operations    --           --           0.10         --           --           0.00



                                                   Exhibit 99.1
                                                       4

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


                Fiscal Nine Months Ended 2004 Results (unaudited)
                Results From Continuing Operations (in thousands)


                                          Nine Months Ended                    Nine Months Ended
                                           August 31, 2003                       August 31, 2004
                                 -----------------------------------    -----------------------------------

Net Sales                           AEC          Adm.        Total         AEC         Adm.        Total
                                 ---------    ---------    ---------    ---------    ---------    ---------
-Mobile electronics              $ 203,488         --        203,488    $ 200,846         --        200,846
-Consumer electronics               84,631         --         84,631      105,265         --        105,265
-Sound                              39,278         --         39,278      111,422         --        111,422
                                 ---------    ---------    ---------    ---------    ---------    ---------
Total Net Sales                    327,397         --        327,397      417,533         --        417,533

Gross profit                        52,604         --         52,604       66,127         --         66,127
Total operating expenses            35,702       11,292       46,994       49,711       13,037       62,748
Operating income (loss)             16,902      (11,292)       5,610       16,416      (13,037)       3,379
Other income (expense)              (7,332)       4,011       (3,321)      (4,279)       3,214       (1,065)
Net income from cont. ops            9,570       (7,281)       2,289       12,137       (9,823)       2,314
EPS from continuing operations        --           --           0.10         --           --           0.10



                                                   Exhibit 99.1
                                                       5

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

                      Audiovox Corporation and Subsidiaries
                            Select Balance Sheet Data
                        As of August 31, 2004(unaudited)


                                          August 31, 2004                               August 31, 2003
                            -----------------------------------------       -----------------------------------------
Balance Sheet Data             AEC             Adm.           Total            AEC            Adm.           Total
------------------          ---------       ---------       ---------       ---------       ---------       ---------

Cash                        $   --             8,592           8,592        $   --            30,711           30,711
Accounts receivable         $ 92,432         129,688         222,120         103,376            --            103,376
Inventory                    165,126            --           165,126         117,702            --            117,702
Total current assets         281,380         314,869         596,249         239,418         160,870          400,288
Total assets                 298,313         353,214         651,527         259,803         198,000          457,803

Working capital               75,126         233,133         308,259          41,878         241,117          282,995
Total liabilities            210,662          98,350         309,012         197,540         (59,129)         138,411
Total equity                  87,162         248,664         335,826          63,709         251,104          314,813


                                                   Exhibit 99.1
                                                       6